SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 5, 1997


                                   AVERT, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                   0-239052                    84-1028716
 ---------------------------      ------------               ------------------
(State of other jurisdiction     (Commission                (I.R.S. Employer
 of incorporation)                File Number)               Identification No.)



   301 Remington, Fort Collins, Colorado                       80524
   ---------------------------------------                   --------
  (Address of principal executive offices)                   Zip Code


Registrant's telephone number, including area code:  970-484-7722

                      301 Remington Fort Collins, CO 80524
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5   Other Events

     a)  Avert, Inc. announced second quarter and six month period results.


Item 7   Financial Statements and Exhibits

         c)       Exhibits

         35 Press release dated August 5, 1997 regarding second quarter and six month results










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


                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               AVERT, INC.



September 3, 1997                              By:  /s/ Dean A. Suposs
- -----------------                                  -----------------------------
Date                                               Dean A. Suposs
                                                   President






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

                                  EXHIBIT INDEX



Exhibit No.        Exhibit Description                                  Page
- -----------        -------------------                                  ----

   35              Press Release, dated                                   5
                   August 5, 1997








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